SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [_] Confidential, For Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             -------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

[INTEGRA LIFESCIENCES LOGO]

311 ENTERPRISE DRIVE
PLAINSBORO, NEW JERSEY 08536
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2002


To the Stockholders of Integra LifeSciences Holdings Corporation:

         NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting (the "Meeting") of the Stockholders of Integra LifeSciences Holdings Corporation (the "Company") will be held as, and for the purposes, set forth below:

TIME                         9:00 a.m. on Tuesday, May 21, 2002

PLACE                        Holiday Inn Monroe
                             390 Forsgate Drive
                             Monroe, New Jersey 08831

ITEMS OF BUSINESS            1.  To elect five directors of the Company to hold
                                 office as specified in the accompanying Proxy
                                 Statement.

                             2.  To ratify the appointment of
                                 PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year.

                             3. To act upon any other matters properly coming before the meeting or any adjournment or postponement thereof.

RECORD DATE                  Holders of record of the Company's Common Stock at
                             the close of business on April 16, 2002 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the Company's headquarters located at 311 Enterprise Drive, Plainsboro, New Jersey.

ANNUAL REPORT                The 2001 Annual Report of Integra LifeSciences
                             Holdings Corporation is being mailed
                             simultaneously herewith. The Annual Report is not to be considered part of the proxy solicitation materials.

IMPORTANT                    In order to avoid additional soliciting expense to
                             the Company, please MARK, SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the Meeting. If you attend the Meeting and wish to vote your shares in person, arrangements will be made for you to do so.


                                             By order of the Board of Directors,

                                             /s/ John B. Henneman, III

Plainsboro, New Jersey                       John B. Henneman, III
April 24, 2002                               Secretary

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                              311 ENTERPRISE DRIVE
                          PLAINSBORO, NEW JERSEY 08536

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2002


PURPOSE OF MEETING

     This Proxy Statement is being furnished to holders of common stock ("Common Stock") of Integra LifeSciences Holdings Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the
Company from such stockholders for use at the 2002 annual meeting of stockholders of the Company (the "Meeting") to be held on Tuesday, May 21, 2002 at 9:00 a.m. local time at the Holiday Inn Monroe, Monroe Township, New Jersey and at any adjournment or postponement thereof. This Proxy Statement, the enclosed Notice of Annual Meeting of Stockholders, and the form of proxy are first being mailed to stockholders of the Company on or about April 24, 2002.

     At the Meeting, the stockholders of the Company will be asked to consider and vote upon:

     (i) the election of five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (see "Proposal 1. Election of Directors");

     (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year (see "Proposal 2. Ratification of Auditors").

     The Board knows of no matters that will be presented for consideration at the Meeting other than those matters set forth in the Notice of Annual Meeting of Stockholders. If any other matters are properly presented at the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy and acting thereunder will have authority to vote on such matters, to the extent permitted by the rules of the Securities and Exchange Commission (the "Commission"), in accordance with the judgment of the persons voting such proxies.

RECORD DATE

     Only stockholders of record as of the close of business on April 16, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were outstanding 26,897,253 shares of Common Stock, which constituted the only outstanding securities of the Company entitled to vote.

VOTING AND REVOCABILITY OF PROXIES

     On  each  matter  voted  upon  at  the  Meeting  and  any   adjournment  or
postponement thereof, holders of Common Stock will vote together as a single class.

     Each share of Common Stock entitles the holder of record thereof to one vote. Each stockholder may vote in person or by properly executed proxy on all matters that properly come before the Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Meeting.

     Directors are to be elected by the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year.

     The enclosed proxy is being solicited by the Board of Directors for use in connection with the Meeting and any postponement or adjournment thereof. All properly executed proxies received prior to or at the Meeting or any postponement or adjournment thereof and not revoked in the manner described below will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" the approval and adoption of each of the proposals set forth herein.

     If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the Meeting and entitled to vote for purposes of determining whether such matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

     If a quorum for the Meeting is not obtained or, as to any one or more proposals, if fewer shares are voted in favor of the Proposal than the number of shares required for such approval, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original meeting (except for any proxies that have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting. Proxies voting against a Proposal set forth herein will not be used to adjourn the Meeting to obtain additional proxies or votes with respect to such proposal.

     Proxies may be revoked by those persons executing the proxies by (a) delivering to the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Meeting or (c) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Meeting to: Secretary, Integra LifeSciences Holdings Corporation, 311 Enterprise Drive, Plainsboro, New Jersey 08536.

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

                        PROPOSAL 1. ELECTION OF DIRECTORS


     The Board of Directors has nominated five persons for election as directors whose terms will expire at the 2003 Annual Meeting of Stockholders, or when their successors are elected and qualified. The proxies cannot be voted for a greater number of persons than the following nominees: Keith Bradley, Ph.D., Richard E. Caruso, Ph.D., Stuart M. Essig, Neal Moszkowski and James M. Sullivan, each of whom are currently directors of the Company. George W.
McKinney, III, Ph.D., a current director of the Company, will not stand for re-election and will retire from the Board of Directors at the Meeting.

     If any nominee should be unable to serve as director, an event not now anticipated, it is intended that the shares of Common Stock represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate. Set forth below is certain information with respect to the persons nominated as directors of the Company.

     KEITH BRADLEY, PH.D. has been a director of the Company since 1992. He has been a director of Ockham Holdings plc, a London Stock Exchange corporation, since 1996 and has been a consultant to a number of business, government and international organizations. Dr. Bradley has held visiting professorships at the Harvard Business School, Wharton, UCLA, and has been a visiting fellow at Harvard's Center for Business and Government. Recently he was professor of international management and management strategy at the Open University and City University, London Business Schools. Dr. Bradley has taught at the London School of Economics and was the director of the school's Business Performance Group for more than six years. He received B.A., M.A. and Ph.D. degrees from British Universities. Dr. Bradley is 57 years old.

     RICHARD E. CARUSO, PH.D. has served as the Company's Chairman since March 1992. Prior to December 1997, Dr. Caruso served as the Company's Chief Executive Officer since March 1992 and as the Company's President since September 1995. From 1969 to 1992, Dr. Caruso was a principal of LFC Financial Corporation, a project finance company, where he was also a director and Executive Vice President. Dr. Caruso is on the Board of Susquehanna University, The Baum School of Art and The Uncommon Individual Foundation (Founder). He received a B.S. degree from Susquehanna University, an M.S.B.A. degree from Bucknell University and a Ph.D. degree from the London School of Economics, University of London (United Kingdom). Dr. Caruso is 58 years old.

     STUART M. ESSIG has served as President and Chief Executive Officer and as a director of the Company since December 1997. Prior to joining the Company, Mr. Essig supervised the medical technology practice at Goldman, Sachs & Co. as a managing director. Mr. Essig had ten years of broad health care experience at Goldman Sachs serving as a senior merger and acquisitions advisor to a broad range of domestic and international medical technology, pharmaceutical and biotechnology clients. Mr. Essig received an A.B. degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and an M.B.A. and a Ph.D. degree in Financial Economics from the University of Chicago, Graduate School of Business. Mr. Essig also serves as a director of Vital Signs, Incorporated and St. Jude Medical Corporation. Mr. Essig is 40 years old.

     NEAL MOSZKOWSKI has been a director of the Company since March 1999. Mr. Moszkowski has been a partner of Soros Private Equity Partners LLC since August 1998 and is currently a Managing Director of Soros Private Funds Management LLC. Prior thereto, Mr. Moszkowski was an Executive Director of Goldman Sachs International and a Vice President of Goldman, Sachs & Co. in its Principal Investment Area, which he joined in August 1993. He received a B.A. degree from Amherst College and an M.B.A. degree from Stanford University. Mr. Moszkowski also serves as a director of JetBlue Airways, Bluefly, Inc. and MedicaLogic/Medscape, Inc. Mr. Moszkowski is 36 years old.

     JAMES M. SULLIVAN has been a director of the Company since 1992. Since 1986, he has held several positions with Marriott International, Inc. (and its predecessor, Marriott Corp.), including Vice President of Mergers and
Acquisitions, and his current position of Executive Vice President of Development for the Lodging Group of Marriott. From 1983 to 1986, Mr. Sullivan was Chairman, President and Chief Executive Officer of Tenly Enterprises, Inc., a privately held company operating 105 restaurants. Prior to 1983, he held senior management positions with Marriott Corp., Harrah's Entertainment, Inc., Holiday Inns, Inc., Kentucky Fried Chicken Corp. and Heublein, Inc. He also was employed as a senior auditor with Arthur Andersen & Co. and served as a director of Classic Vacation Group, Inc. until it was acquired by Expedia, Inc. in March 2002. Mr. Sullivan received a B.S. degree in Accounting from Boston College and an M.B.A. degree from the University of Connecticut. Mr. Sullivan is 58 years old.

        THE BOARD OF DIRECTORS HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR.



INFORMATION CONCERNING MEETINGS AND CERTAIN COMMITTEES

     The Board of Directors held seven meetings during 2001. During 2001, all incumbent directors attended in person or by conference telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served. The Company has a standing Audit Committee, Compensation Committee and Equity Award Committee of its Board of Directors. The Board of Directors has not designated a Nominating Committee; rather, the Board of Directors as a whole performs the functions which would otherwise be delegated to such committee.

     The Audit Committee is comprised entirely of nonemployee, independent members of the Board of Directors and operates under a written charter adopted by the Board of Directors. A copy of the Charter of the Audit Committee is attached as APPENDIX A. The Audit Committee (1) assists the Board of Directors in fulfilling its responsibilities of ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared, that there is compliance with management's policies and procedures, and that there is consistent application of generally accepted accounting principles, (2) makes recommendations to the Board of Directors regarding the selection of independent accountants, and (3) reviews the results and scope of the audit and other services provided by the Company's independent accountants. During 2001, the Audit Committee was comprised of Dr. Bradley, Mr. Sullivan and Mr. Moszkowski and met six times.

     The Compensation Committee makes decisions concerning salaries and incentive compensation for employees and consultants of the Company. During
2001, the Compensation Committee was comprised of Drs. Bradley and Caruso and Mr. Moszkowski and met twice.

     The Equity Award Committee makes decisions concerning issuance of stock options and other equity awards to employees and consultants of the Company and also administers the Company's 2001 and 2000 Equity Incentive Plans, the Company's 1998 and 1999 Stock Option Plans, the Company's 1993 and 1996
Incentive Stock Option and Non-Qualified Stock Option Plans, and the Company's Employee Stock Purchase Plan and Deferred Compensation Plan (collectively, the "Approved Plans"). During 2001, the Equity Award Committee was comprised of Dr. Bradley and Mr. Moszkowski and met three times.

COMPENSATION OF DIRECTORS

     In 2001, the Company granted Dr. Caruso options to purchase 15,000 shares of Common Stock under the 2000 Equity Incentive Plan for his service as Chairman of the Board of Directors. Additionally, in 2001, the Company granted each of its other non-employee directors options to purchase 10,000 shares of Common Stock under the 2000 Equity Incentive Plan as compensation for their service on the Board of Directors. The Company did not pay any cash compensation to its directors for their service as directors. The Company also pays reasonable travel and out-of-pocket expenses incurred by non-employee directors in connection with attendance at meetings to transact the business of the Company or attendance at meetings of the Board of Directors or any committee thereof.

                      PROPOSAL 2. RATIFICATION OF AUDITORS


     The firm of PricewaterhouseCoopers LLP served as the Company's independent accountants for 2001 and has been selected by the Board of Directors to serve in the same capacity for 2002. The stockholders will be asked to ratify this appointment at the Meeting. The ratification of independent accountants by the stockholders is not required by law or the Company's By-laws. Traditionally, the Company has submitted this matter to the stockholders and believes that it is good practice to continue to do so.

     Ratification of PricewaterhouseCoopers LLP as the Company's auditors requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote. If a majority of the votes cast on this matter are not cast in favor of the ratification of PricewaterhouseCoopers LLP, the Company will appoint other independent accountants as soon as practicable and before the close of the 2002 year.

     During fiscal year 2001, PricewaterhouseCoopers LLP not only acted as the independent auditors for the Company, but also rendered on their behalf other services, including tax and acquisition related due diligence services and services provided in connection with the follow-on public offering of the Company's common stock in August 2001. The following sets forth the aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP to the
Company:

                                   AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $261,500.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

                                 ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2001 were $316,000. These fees included tax and acquisition related due diligence services and services provided in connection with the follow-on public offering of the Company's common stock in August 2001. The Audit Committee of the Board of Directors considered the services listed above to be compatible with maintaining PricewaterhouseCoopers LLP's independence.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

          THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE
             APPOINTMENT OF AUDITORS AND HEREBY RECOMMENDS THAT THE
           STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF
         PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR 2002.

                             ADDITIONAL INFORMATION


EXECUTIVE COMPENSATION

     The following table sets forth certain information for the Company's last three fiscal years concerning the annual, long-term and other compensation of the chief executive officer of the Company and each of the Company's four highest paid executive officers as of December 31, 2001 whose total annual salary and bonus during 2001 exceeded $100,000 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation           Long-Term Compensation Awards
                                            ----------------------------------    -----------------------------
                                                                  Other Annual      Restricted     Securities          Other
                                                                  Compensation     Stock Awards    Underlying      Compensation
Name and Principal Position                  Year      Salary          (1)              (2)         Options             (3)
-----------------------------------------   -----     ---------   ------------     ------------    -----------     ------------

Stuart M. Essig                              2001      $325,000           --            --             31,565        $  1,575
     President and Chief Executive           2000      $317,500           --        $13,515,000       520,000        $ 49,646
     Officer                                 1999      $308,250           --            --             70,560        $  1,000
George W. McKinney, III, Ph.D                2001      $270,000           --            --               --          $204,075
     Executive Vice President and Chief      2000      $260,000           --            --             20,000        $  1,040
     Operating Officer (4)                   1999      $240,000           --            --             38,110        $    960

John B. Henneman, III                        2001      $240,000           --            --            152,000        $  1,575
     Senior Vice President, Chief            2000      $220,000           --            --             25,000        $  1,050
     Administrative Officer and Secretary    1999      $161,600           --            --             44,560        $  1,000

Michael D. Pierschbacher, Ph.D               2001      $240,000           --            --             19,500        $  1,575
     Senior Vice President, Research and     2000      $220,000           --            --             95,000        $  1,045
     Development and Director of the         1999      $198,000           --            --             24,560        $    975
     Corporate Research Center
Robert D. Paltridge                          2001      $165,000      $34,302            --             10,000        $  1,575
     Vice President, Sales                   2000      $150,000      $10,000            --             13,690        $    900
                                             1999      $139,583           --            --             25,130        $    853

(1) The amounts reported in this column for Mr. Paltridge in 2001 and 2000 represent contingent compensation that is based upon the achievement of sales targets for certain products in the United States

(2) The terms of Mr. Essig's Restricted Units are described herein under the heading "Employment Agreements." As of December 31, 2001, Mr. Essig held Restricted Units which entitled him to receive an aggregate of 2,250,000 shares of Common Stock. Based on the closing price of the Company's Common Stock on December 31, 2001 of $26.34 per share, Mr. Essig's Restricted Units had an aggregate value of $59,265,000 as of December 31, 2001.

(3) Other than certain moving expenses reimbursed to Mr. Essig and a payment made to Dr. McKinney in connection with his retirement from the Company on December 31, 2001, the amounts reported in this column consist of the Company's matching contributions to the Company's 401(k) Plan. The amount reported in this column for Mr. Essig during 2000 includes $48,596 for moving expenses reimbursed by the Company. The amount reported in this column for Dr. McKinney during 2001 includes a payment of $202,500 made pursuant to his amended employment agreement in connection with his retirement--see "Employment Agreements".

(4) Dr. McKinney retired on December 31, 2001 and resigned from his position as Executive Vice President and Chief Operating Officer of the Company. Dr. McKinney will remain employed by the Company as consultant to the President and Chief Executive Officer through June 30, 2002.

The following tables set forth certain information concerning stock options granted to Named Officers during 2001 and the unexercised options held by them at December 31, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                             Potential Realizable
                                                                                                         Value at Assumed Annual
                                                                                                          Rates of Stock Price
                                                                                                         Appreciation for Option
                                                           Individual Grants                                      Term
                                 --------------------------------------------------------------------- --------------------------
                                    Number of
                                   Securities      % of Total Options
                                   Underlying     Granted to Employees   Exercise
                                    Options                in            Price Per
Name                                Granted (1)      Fiscal Year (2)       Share     Expiration Date        5%           10%
------------------------------   ---------------  ---------------------  ----------  ----------------  ------------   -----------
Stuart M. Essig                       31,565               4.5%            $26.34        12/31/07       $  282,763     $  641,493
George W. McKinney, III, Ph.D             --                --                 --           --                  --             --
John B. Henneman, III                 10,000               1.4%            $27.78         8/14/07       $   94,479     $  214,340
                                       2,500               0.4%            $25.99        12/14/07       $   22,098     $   50,132
                                     125,000              17.8%            $26.70        12/17/07       $1,135,069     $2,575,085
                                      14,500               2.1%            $26.34        12/31/07       $  129,893     $  294,682
Michael D. Pierschbacher, Ph.D         5,000               0.7%            $27.78         8/14/07       $   47,239     $  107,170
                                      14,500               2.1%            $26.34        12/31/07       $  129,893     $  294,682
Robert D. Paltridge                   10,000               1.4%            $26.34        12/31/07       $   89,581     $  203,229

(1) Such options were granted at a price at or above fair market value, are nontransferable and vest over a period of four years commencing with the date of grant.

(2) The Company granted options to employees to purchase an aggregate of 701,798 shares of Common Stock during 2001.



               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                              Number of Securities Underlying    Value of Unexercised In-the-Money
                                   Shares                           Unexercised Options At                   Options At
                                  Acquired        Value                Fiscal Year End                  Fiscal Year End (2)
                                     On         Realized      -------------------------------    ---------------------------------
Name                              Exercise         (1)         Exercisable   Nonexercisable        Exercisable    Nonexercisable
-------------------------------   --------     ----------     ------------   --------------      -------------    --------------
Stuart M. Essig                     25,150     $  543,869        701,067        470,908           $13,721,642        $6,974,124
George W. McKinney, III, Ph.D      190,000     $1,847,400         69,457         45,831           $ 1,417,763        $  853,228
John B. Henneman, III                   --             --        130,531        212,999           $ 2,812,666        $1,181,858
Michael D. Pierschbacher, Ph.D      32,779     $  155,426         60,339         95,416           $   950,776        $1,110,713
Robert D. Paltridge                    875     $    7,000         32,570         31,250           $   651,320        $  390,766

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) In-the-money options are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Company's Common Stock on December 31, 2001 was $26.34 per share. Value is calculated on the basis of the fair market value of the underlying securities on December 31, 2001 minus the exercise price.

EMPLOYMENT AGREEMENTS

     Stuart M. Essig, Integra's current President and Chief Executive Officer, entered into an Amended and Restated Employment Agreement with the Company in December 2000 that extended the term of his employment with the Company as its President and Chief Executive Officer through December 31, 2005. The Amended Employment Agreement supersedes Mr. Essig's prior employment agreement with the Company dated December 1997.

     Under the Amended Employment Agreement, the Company will pay Mr. Essig an annual base salary of $400,000 for 2002. For each subsequent year that he is employed, Mr. Essig's annual base salary will be $400,000 plus such increases, if any, as may be established by the Company's Board of Directors. Mr. Essig is eligible to receive a performance bonus of up to fifty percent (50%) of his base salary, based upon the satisfaction of certain performance goals established by the Company's Board of Directors. Mr. Essig is also entitled to life insurance equal to the lesser of (a) a $3,000,000 four-year minimum renewable term life insurance policy and (b) the four-year minimum renewable term life policy purchasable by the Company by paying premium payments of $5,000 per year for such policy. At the request of Mr. Essig, the Company will disburse a loan to Mr. Essig in the amount of up to $500,000 subject to certain conditions. Mr. Essig is also entitled to participate in the Company's medical, disability, pension and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its senior executives. The Amended Employment Agreement is for an initial term through December 31, 2005 and shall automatically extend on December 31, 2005 and on each subsequent one-year anniversary thereof for one year unless the Company or Mr. Essig provides written notice of termination at least six months prior to the expiration of the then-current term.

     The Amended Employment Agreement further provides that the Company generally will reimburse, or "gross-up," Mr. Essig on an after-tax basis for any excise tax liability he may incur by reason of any "excess parachute payments" he receives from the Company. Section 280G of the Internal Revenue Code of 1986, as amended, provides that if payments of compensation that are contingent on a change in control exceed three times an employee's "base amount" (his average annual compensation during certain prior years), they will constitute "parachute payments," and the excess of such parachute payments over such base amount generally will constitute "excess parachute payments." Such excess parachute payments are nondeductible by the employer and are subject to a 20% excise tax payable by the employee.

     In connection with the extension of the term of Mr. Essig's employment pursuant to the Amended Employment Agreement in 2000, the Company granted Mr. Essig (i) a non-qualified stock option to purchase 250,000 shares of the Company's common stock under Integra's 1999 Stock Option Plan, (ii) a non-qualified stock option to purchase 250,000 shares of the Company's common stock under Integra's 2000 Equity Incentive Plan and (iii) 1,250,000 "Restricted Units" under Integra's 2000 Equity Incentive Plan. Each stock option (each, an "Option") expires on December 21, 2010 and has an exercise price equal to $11.00 per share (the closing price of the Company's common stock on The Nasdaq National Market on December 21, 2000). Each Option vested and became exercisable with respect to 62,500 shares on December 22, 2001 and, assuming the continuation of Mr. Essig's employment with the Company, each Option will vest and become exercisable with respect to 1/36th of the remaining shares on the first business day of each following month. In the event of a (i) "change in control" of the Company (as defined in the Amended Employment Agreement) or (ii) the termination of Mr. Essig's employment with the Company (a) by Integra without "cause" (as defined in the Amended Employment Agreement) or (b) by Mr. Essig for "good reasons" (as defined in the Amended Employment Agreement), the Options shall vest and become exercisable immediately. The Option granted pursuant to Integra's 1999 Stock Option Plan may be transferred by Mr. Essig to members of his immediate family, to trusts established for the benefit of his immediate family or to partnerships or limited liability companies of which the partners or members are members of his immediate family. Otherwise, the Options may not be transferred by Mr. Essig other than by will or by the laws of descent and distribution.

     Under a Restricted Units Agreement, the Company issued to Mr. Essig a fully vested equity-based signing award bonus in the form of 1,250,000 restricted units (the "Restricted Units"). Each Restricted Unit represents the right to receive one share of the Company's common stock. The shares of the Company's common stock underlying the Restricted Units ("Unit Shares") shall be delivered to Mr. Essig on January 1, 2006 if Mr. Essig is employed by the Company on December 31, 2005 or on such earlier date as a change in control of the Company occurs; provided, however, that Mr. Essig has the right to defer the delivery of the Unit Shares on as many occasions as Mr. Essig determines from time to time through, but not beyond, June 30, 2025. The Unit Shares may be delivered to Mr. Essig prior to January 1, 2006 in the event of a termination of Mr. Essig's employment with the Company other than (a) for cause or (b) due to his voluntary departure (other than for good reasons or due to disability). If, prior to December 31, 2005 and prior to a change of control of the Company, (i) Mr. Essig's employment with Integra is terminated for cause or (ii) Mr. Essig voluntarily leaves his employment with the Company (other than for good reasons or due to disability), the Unit Shares will be distributed to Mr. Essig on January 1, 2010.

     The Company has also granted Mr. Essig registration rights requiring the Company to file a "shelf" registration statement at Mr. Essig's request that will provide for the registration and sale on a continuous or delayed basis of the shares of Integra common stock underlying the Options and the Restricted Units.

     George W. McKinney, III, Ph.D., entered into an employment agreement with the Company in December 1998 to serve as the Company's Executive Vice President and Chief Operating Officer. Dr. McKinney was entitled under that agreement to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and was eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement provided for an initial term expiring on December 31, 2001.

     On February 22, 2001 the Company and Dr. McKinney entered into a new employment agreement (as later amended on December 20, 2001) that superseded his prior employment agreement. The new employment agreement, as amended, provided that Dr. McKinney would serve as Executive Vice President and Chief Operating Officer until December 31, 2001 at a salary at the rate of $270,000 per year, at which point he retired from such position. Thereafter, until June 30, 2002, Dr. McKinney will remain employed by the Company as consultant to the President and CEO and shall receive $67,500 as compensation for such six-month period. On December 31, 2001, Dr. McKinney received a lump sum payment of $202,500, net of applicable taxes and other withheld items. Until June 30, 2002, Dr. McKinney is generally eligible for medical, disability and other plans and benefits covering executives of the Company under the new employment agreement, as amended.

     John B. Henneman, III entered into an employment agreement with the Company in September 1998 to serve as the Company's Senior Vice President, Chief Administrative Officer and General Counsel. Effective with the hiring of a new General Counsel for the Company in September 2000, Mr. Henneman no longer serves as the Company's General Counsel. The employment agreement provides for an annual salary of $240,000. Mr. Henneman is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement had an initial term through December 31, 2000 and was automatically extended through December 31, 2002. The employment agreement will automatically extend on December 31, 2002 and on each one-year anniversary thereof for one year unless the Company or Mr. Henneman provides written notice at least 30 days prior to the expiration of the then-current term. In the event the employment agreement is earlier terminated by Mr.
Henneman for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Mr. Henneman shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Mr. Henneman shall be entitled to receive a severance amount equal to the unpaid portion of Mr. Henneman's base salary for the remainder of the then-current term, but in no event for a period of less than one year.

     Michael D. Pierschbacher, Ph.D., entered into an employment agreement with the Company in December 1998 to serve as the Company's Senior Vice President, Research and Development and General Manager, Corporate Research Center. The employment agreement provides for an annual salary of $240,000. Dr. Pierschbacher is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement had an initial term through December 31, 2000 and was automatically extended through December 31, 2002. The employment agreement will automatically extend on December 31, 2002 and on each one-year anniversary thereof for one year unless the Company or Dr. Pierschbacher provides written notice at least 30 days prior to the expiration of the then-current term. In the event the employment agreement is earlier terminated by Dr. Pierschbacher for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Dr. Pierschbacher shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Dr. Pierschbacher shall be entitled to receive a severance amount equal to the greater of his then-current annual base salary or the unpaid portion of Dr. Pierschbacher's base salary for the remainder of the then-current term.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company leases its manufacturing facility in Plainsboro, New Jersey from Plainsboro Associates, a New Jersey general partnership. Ocirne, Inc., a subsidiary of Cono Industries ("Cono"), owns a 50% interest in Plainsboro Associates. Cono is a corporation whose stockholders are trusts whose beneficiaries include the children of Dr. Caruso, the Chairman and a principal stockholder of the Company. Dr. Caruso is the President of Cono. The Company paid $216,400 in rent for this facility during 2001.

     The Company leases certain production equipment from Medicus Corporation. The sole stockholder of Medicus is Trust Partnership, a Pennsylvania general partnership, for which Dr. Caruso is a partner and the President. Under the terms of the lease, the Company paid $90,000 to Medicus Corporation during 2001.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee is required by the rules of the Commission to be included in this Proxy Statement and addresses the Company's executive compensation policies for the year ended December 31, 2001. This report shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

     GENERAL. The Company's compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company. The Compensation Committee is mindful of the need to align the interests of management with the interests of the Company's stockholders. The establishment of the Company's equity-based plans was designed to permit the Company to attract and retain talented managers and motivate such managers to enhance profitability and stockholder returns. The Committee believes that the utilization of equity-based plans serves the interests of the stockholders, especially by permitting the Company to preserve cash for other operational purposes.

     The Company's compensation package consists of four major components: base compensation; performance bonuses; deferred compensation; and stock options (and, where appropriate, restricted equity grants). Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders.

     BASE COMPENSATION. The Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors.

     PERFORMANCE BONUSES. The Company supplements base compensation with awards of performance bonuses in the form of cash or equity awards. In establishing cash bonuses for the fiscal year ended December 31, 2001, the Compensation Committee determined that it was not in the Company's best interests to have a cash bonus program for any executive except for the Vice President, Sales.

     STOCK OPTIONS. The Company has granted stock options to its executive management under its stock option plans. Option grants are intended to bring the total compensation to a level that the Company believes is competitive with amounts paid by the Company's competitors and which will offer significant returns if the Company is successful and, therefore, provides significant incentives to devote the effort called for by the Company's strategy. The Compensation Committee believes that executives' interests are directly tied to enhanced stockholder value. Thus, stock options have been used to provide the executive management team with a strong incentive to perform in a manner that will benefit the long-term success of the Company and its stockholders.

     DEFERRED COMPENSATION PLAN. The Company permits certain select management and highly compensated employees to elect to defer up to 50 percent of their base compensation. The Company believes that a non-qualified deferred compensation plan enhances the ability of the Company to attract and retain certain executive officers and motivate them to exercise their best efforts on behalf of the Company and its stockholders. For fiscal year 2001, two employees elected to defer a portion of their base compensation.

     OTHER BENEFITS. The Company makes available health care benefits and a 401(k) plan for executive officers on terms generally available to all Company employees. The Committee believes that such benefits are comparable to those offered by other companies of similar size. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the salary of any executive officer in the last fiscal year.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Essig served as the Company's President and Chief Executive Officer during 2001 pursuant to an employment agreement. Under Mr. Essig's employment agreement, the Company paid Mr. Essig a base salary of $325,000 in 2001. Mr. Essig waived his right to receive a cash performance bonus in 2001. In 2001, the Company granted to Mr. Essig options to purchase 31,565 shares of the Company' s Common Stock. For a numerical description of Mr. Essig's compensation in 2001, see "Executive Compensation." The other terms and conditions of Mr. Essig's employment agreement were substantially similar to the terms and conditions of Mr. Essig's Amended and Restated Employment Agreement, which is described in the section entitled "Employment Agreements."

     Under  Code  Section   162(m),   in  general,   income  tax  deductions  of
publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million in any one taxable year. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements the compensation is payable only upon attainment of pre-established objective performance goals under a plan approved by stockholders.

     The Compensation Committee does not presently expect total cash compensation payable as salaries and bonuses to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirements that such grants be "performance-based" and are, therefore, exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under its cash compensation programs, but intends to maintain the flexibility necessary to provide total cash compensation in line with competitive practices, the Company's compensation philosophy and the Company's best interests.


                            The Compensation Committee of the Board of Directors

                            RICHARD E. CARUSO, PH.D.
                            KEITH BRADLEY, PH.D.
                            NEAL MOSZKOWSKI

                             AUDIT COMMITTEE REPORT

     The following report of the Audit Committee is required by the rules of the Commission to be included in this Proxy Statement. This report shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Committee operates pursuant to a Charter that was last amended and restated by the Board on March 21, 2002, a copy of which is attached to this Proxy Statement as APPENDIX A.

     As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and has discussed with PricewaterhouseCoopers LLP their independence in relation to the Company.

     The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 that was filed with the Securities and Exchange Commission.

                                             SUBMITTED BY THE AUDIT COMMITTEE
                                             OF THE COMPANY'S BOARD OF DIRECTORS

                                             JAMES M. SULLIVAN
                                             KEITH BRADLEY
                                             NEAL MOSZKOWSKI

                             STOCK PERFORMANCE GRAPH

     The following  line graph and table  compare,  for the period from December
31, 1996 through December 31, 2001, the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of companies on the Nasdaq Stock Market - U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers and Distributors Index. The graph assumes that the value of the investment in the Company's Common Stock and the relevant index was $100 at December 31, 1996 and that all dividends were reinvested. The closing market price of the Company's Common Stock on December 31, 2001 was $26.34 per share.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                VALUE OF INVESTMENT OF $100 ON DECEMBER 31, 1996


                               [GRAPHIC OMITTED]


                   Comparison of Cumulative Total Return among
     Integra LifeSciences Holdings Corporation, the Nasdaq Medical Devices,
         Instruments and Supplies, Manufacturers and Distributors Index, and the Nasdaq Stock Market -- U.S. Index

                                                          12/96    12/97    12/98   12/99    12/00    12/01
                                                          ------  -------  -------  -------  ------  --------
Integra LifeSciences Holdings Corporation                  $100     $ 95     $ 36     $ 64    $147     $285

Nasdaq Medical Devices, Instruments and Supplies,
Manufacturers and Distributors Index                       $100     $114     $127     $154    $159     $174

Nasdaq Stock Market - U.S. Index                           $100     $122     $173     $321    $193     $153

     The graph and table above depict the past performance of the Company's stock price. The Company neither makes nor endorses any predictions as to future stock performance. The graph and table set forth above shall not be deemed (i) incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, or (ii) filed under either the Securities Act or the Exchange Act.

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock and Series C Convertible Preferred Stock ("Series C Preferred Stock") as of March 15, 2002 by: (a) each person or entity known to the Company to own beneficially five percent or more of the outstanding shares of Common Stock or Series C Preferred Stock, based upon Company records or Commission records; (b) each of the Company's directors; (c) each of the Named Officers; and (d) all executive officers and directors of the Company as a group. Each share of Series C Preferred Stock was subsequently converted into
11.111 shares of Common Stock by the holders on April 16, 2002. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                                               COMMON STOCK           SERIES C PREFERRED
NAME OF BENEFICIAL OWNER                 SHARES (1)      PERCENT      SHARES     PERCENT
-------------------------------------  --------------  -----------   ---------  ---------
Richard E. Caruso, Ph.D                7,152,668 (2)      27.2%
Trust Partnership                      7,091,205 (3)      27.0%
Frances C. Holtz                       7,091,205 (4)      27.0%
Quantum Industrial Partners LDC        2,630,625 (5)       9.8%        48,699      90.2%
SFM Domestic Investments LLC             694,675 (6)       2.6%         5,301       9.8%
Stuart M. Essig                          803,535 (7)       3.0%
John B. Henneman, III                    163,987 (8)      *
Michael D. Pierschbacher, Ph.D            77,542 (9)      *
Judith O'Grady                            75,431(10)      *
Robert D. Paltridge                       38,711(11)      *
George W. McKinney, III, Ph.D.           119,112(12)      *
James M. Sullivan                         39,041(13)      *
Neal Moszkowski                           30,000(14)      *
Keith Bradley, Ph.D                       10,500(15)      *
All directors and executive officers
as a group (13 persons)                8,648,617(16)      31.3%

 * Represents beneficial ownership of less than 1%.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days of March 15, 2002 upon the exercise of an option or other convertible security are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.

(2) Includes the 7,091,205 shares held by Trust Partnership, a Pennsylvania general partnership of which Dr. Caruso is a partner and the President (also see Note 3 below). Also includes 23,338 shares held by Provco Leasing Corporation ("Provco") of which Dr. Caruso is President. Provco is a wholly-owned subsidiary of Cono Industries, a corporation whose stockholders are trusts whose beneficiaries include Dr. Caruso's children. Also includes 38,125 shares that Dr. Caruso has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him. Dr. Caruso's address is 919 Conestoga Road, Building 2, Suite 106, Rosemont, Pennsylvania 19010.

(3) The partners of Trust Partnership are Pagliacci Trust, Rigoletto Trust, Trust for Jonathan Henry Caruso, Trust for Peter James Caruso (the beneficiaries of all such trusts (the "Trusts") being Dr. Caruso's children), Dr. Caruso and Provco, each of which may be deemed to beneficially own the shares held by Trust Partnership; however, such partners of Trust Partnership disclaim beneficial ownership of all such shares except to the extent represented by their respective equity and profit participation interests in Trust

     Partnership. The Trust Partnership's address is c/o Richard E. Caruso, Ph.D., 919 Conestoga Road, Building 2, Suite 106, Rosemont, Pennsylvania 19010.

(4) Frances C. Holtz is a trustee of the Trusts, which collectively have a controlling interest in Trust Partnership. As such, Ms. Holtz may be deemed to beneficially own the shares held by Trust Partnership; however, Ms. Holtz disclaims beneficial ownership of all such shares. Ms. Holtz's address is 8111 Marshall Avenue, Margate, New Jersey 08402.

(5) Includes 541,100 shares of Common Stock issuable upon conversion of 48,699 shares of Series C Preferred Stock held by Quantum Industrial Partners. The Series C Preferred Stock was subsequently converted into Common Stock on April 16, 2002. The principal address of Quantum Industrial Partners is at Kaya Flamboyan 9, Willemsted, Curacao, Netherlands Antilles. QIH Management Investor, L.P. is vested (pursuant to constituent documents of Quantum Industrial Partners) with investment discretion with respect to the portfolio assets held for the account of Quantum Industrial Partners. Pursuant to an agreement between George Soros and Soros Fund Management LLC, Mr. Soros has agreed to use his best efforts to cause QIH Management, Inc., as the sole general partner of QIH Management Investor, L.P., to act at the discretion of Soros Fund Management. Mr. Soros is the Chairman of Soros Fund Management. Accordingly, each of QIH Management, Inc., QIH Management, Inc., Soros Fund Management and Mr. Soros may be deemed the beneficial owner of the Quantum Industrial Partners Shares. Each has its principal business office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

(6) Includes 58,900 shares of Common Stock issuable upon conversion of 5,301 shares of Series C Preferred Stock held by SFM Domestic Investments LLC. The Series C Preferred Stock was subsequently converted into Common Stock on April 16, 2002. The principal business office of SFM Domestic Investments LLC is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. George Soros is a managing member of SFM Domestic Investments LLC and may be deemed the beneficial owner of the SFM Domestic Investments LLC Shares.

(7) Includes 758,090 shares that Mr. Essig has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him. Excludes Restricted Units awarded to Mr. Essig in 1997 and 2000 which entitle him to receive an aggregate of 2,250,000 shares of Common Stock (see "Employment Agreements"). The Restricted Units held by Mr. Essig do not give him the right to acquire any shares within 60 days of March 15, 2002.

(8) Includes 148,569 shares that Mr. Henneman has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him.

(9) Includes 1,376 shares held by a revocable trust of which Dr. Pierschbacher is co-trustee. Also includes 72,449 shares that Dr. Pierschbacher has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him.

(10) Includes 64,266 shares that Ms. O'Grady has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by her.

(11) Includes 36,221 shares that Mr. Paltridge has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him.

(12) Includes 45,834 shares that Dr. McKinney has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him.

(13) Includes 35,500 shares that Mr. Sullivan has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him.

(14) Consists of 30,000 shares that Mr. Moszkowski has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him.

(15) Consists of 10,500 shares that Dr. Bradley has the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by him.

(16) See Notes 2 and 7 through 15 above. Also includes 18,842 shares held by three executive officers of the Company and/or its subsidiaries who are not listed in the table, as well as 107,653 shares that these three executive officers have the right to acquire within 60 days of March 15, 2002 upon the exercise of options held by them.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding shares of Common Stock and certain other holders of such shares (collectively, "Covered Persons"), to file with the Commission and the Nasdaq Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Stock and other equity securities of the Company.

     Based solely upon the Company's review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to the Company's knowledge all of the Section 16(a) filing requirements applicable to Covered Persons were complied with during 2001, except that a statement of changes in beneficial ownership of securities on Form 4 was filed late by Deborah Leonetti, Vice President of Marketing, for the purchase and sale of Common Stock in May 2001.

STOCKHOLDER PROPOSALS

     The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and form of proxy for the 2003 Annual Meeting of Stockholders (the "Annual Meeting") is
December 24, 2002. The date after which notice of a stockholder Proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is March 9, 2003. If notice of a stockholder Proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is received by the Company after March 9, 2003, then the Company's proxy for the Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the Annual Meeting.

OTHER MATTERS

     A copy of the Company's 2001 Annual Report to Stockholders is being mailed simultaneously herewith to stockholders but is not to be regarded as proxy solicitation material.



     THE COMPANY, UPON REQUEST, WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF ITS COMMON STOCK, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE FEE. ALL REQUESTS SHOULD BE DIRECTED TO JOHN BOSTJANCIC, SENIOR DIRECTOR OF FINANCE, AT THE OFFICES OF THE COMPANY SET FORTH ON PAGE ONE OF THIS PROXY STATEMENT.



                                             By order of the Board of Directors,

                                             /s/ John B. Henneman, III

Plainsboro, New Jersey                       John B. Henneman, III
April 24, 2002                               Secretary

                                   APPENDIX A

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

                                    FOREWORD


     The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of Integra LifeSciences Holdings Corporation (the "Company") in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, the outside auditor and the financial management of the Company.

     The Committee's responsibility is oversight. Management of the Company has the responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The outside auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements, reviewing the Company's quarterly financial statements and other procedures. It is recognized that the members of the Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence. As such, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the outside auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the outside auditor as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the outside auditor to the Company.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and, subject to any action of the Board, the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's stockholders. Accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

     The Committee charter should be reviewed by the Company's counsel and approved by the Board. The Board and the Committee shall review the adequacy of this charter on at least an annual basis and modify the charter as necessary.


                                       A1

                                 I. COMPOSITION


A. Committee members will be recommended by the Chairman of the Board and will be designated by the Board.

B. The Committee shall consist of not less than three members of the Board who meet the requirements of the audit committee policy of the NASD. Accordingly, all of the members of the Committee will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

C. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

D. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

E. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

F. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the senior internal audit manager and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the senior internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

G. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

H. Committee members will serve until the Board shall designate their successors.

I. To ensure that the Committee has continuity of membership from one year to the next, Committee members will be appointed with the expectation that they will serve at least three years. The Board will use its best efforts to avoid the replacement of more than one member of the Committee at a time.



                                       A2

                               II. AUTHORIZATION


A. Regarding the Company's financial statements and the external audit of same, the Committee is authorized:

     1. Subject to any action of the Board, to select, evaluate and, where appropriate, replace the Company's independent public accounting firm (or nominate the independent public accounting firm for stockholder approval in any proxy statement) with respect to the audit of the financial statements for the then current fiscal year and such other audit-related services as the Committee deems necessary;

     2. To review, discuss and approve the overall scope of the external audit for the then current fiscal year;

     3.   To review and discuss the results of the external audit;

     4. To review and discuss the management report of the independent public accounting firm regarding the external audit and the response by management thereto;

     5. To review and discuss the method of evaluation by the independent public accounting firm of the adequacy and effectiveness of the accounting procedures and internal accounting controls of the Company;

     6. To review and discuss the audited annual financial statements of the Company;

     7. To review and discuss the financial statements included in any securities offering;

     8. To review and discuss the quarterly financial statements of the Company;

     9. To establish procedures which ensure that the Committee is advised on a timely basis of any breakdown in internal accounting controls or management fraud; and

     10. To discuss recent Financial Accounting Standards Board, Securities and Exchange Commission, or other regulatory pronouncements that might affect the Company's financial statements.


B.   The Committee shall:

     1. Receive from the Company's Chief Financial Officer notice in writing of any material breakdown in internal accounting controls or any alleged management fraud;

     2. Request from the independent public accounting firm annually a formal written statement delineating all relationships between the independent public accounting firm and the Company consistent with Independence Standards Board Standard 1;

     3. Request from the independent public accounting firm annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's


                                       A3

          Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service;

     4. Discuss with the independent public accounting firm any such disclosed relationships and their impact on the independent public accounting firm's independence;

     5. Recommend that the Board take appropriate action to oversee the independence of the independent public accounting firm;

     6. Approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor; and

     7. Through its Chair, report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

C. The Committee shall review with management and the independent public accounting firm the audited financial statements to be included in the Company's annual report on Form 10-K and review and consider with the independent public accounting firm the matters required to be discussed by Statement of Auditing Standards ("SAS") 61.

D. The Committee shall review with the independent public accountants the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS 61. This review will occur prior to the Company's filing of Form 10-Q.

E. The Committee shall prepare a report to be included in the Company's annual proxy statement, which states:

     1. Whether the Committee has reviewed and discussed the Company's audited financial statements with management.

     2. Whether the Committee has discussed with the independent public accountants the matters required to be discussed by SAS 61.

     3. Whether the Committee has received written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard 1 and has discussed with the independent public accounting firm the independence of the independent public accounting firm.

     4. That the Committee, based on the reviews and discussions referenced above, recommends to the Board that the audited financial statements for the last fiscal year be included in the Company's 10-K.

F. The Committee shall provide guidelines for, or approve in advance, the engagement of the outside auditor to provide any non-audit services, including the terms of the engagement, the cost thereof and whether providing non-audit services will, in the opinion of the Committee, adversely


                                       A4
     affect the independence of the independent public accounting firm in carrying out its audit services.

G. To enhance the independence of the outside auditor, the Committee is authorized to encourage access to the Committee by a representative of the independent public accounting firm (generally the engagement partner), and by the Chief Financial Officer of the Company. Generally this is accomplished through private sessions with each of these persons. In addition, the Committee may have a private executive session.

H. The Committee is authorized to review the accounting policies, procedures and principles adopted or continued by the management of the Company for the purpose of:

     1. Maintaining or establishing the books, records, accounts and internal accounting controls of the Company in compliance with the Foreign Corrupt Practices Act of 1977; and

     2.   Preventing or detecting:

          a. any improper or illegal disbursement of Company funds or property of value; or

          b. the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company shall be in compliance with the Foreign Corrupt Practices Act of 1977.

I. The Committee is authorized to establish an internal audit program and to review the overall scope of the internal audit program thereafter. In addition, the Committee is authorized to determine when it is appropriate to establish an internal audit department. The Committee is also authorized to review the overall adequacy of the internal audit function and the competence of the personnel engaged in such function. This may include reviewing staffing requirements, budgetary matters, and continuing professional development. The Committee must approve the hiring or termination of the director of the internal audit department.

J. The Committee is authorized to conduct investigations relating to financial affairs, records, accounts and reports as the Committee may in its discretion deem necessary, or as the Board may from time to time request.

K. The Committee is authorized to discuss the quality and depth of staffing in the accounting, treasury and tax departments of the Company.

L. The Committee must be advised by management when the Company is seeking a second opinion on a significant accounting/financial reporting issue.

M. The Committee is authorized to review the program that monitors compliance with the Company's corporate code of conduct policy.

N. The Committee is authorized to review transactions between the Company and members of the Board or management.

O. The Committee is authorized to report orally its findings to the Board and will maintain written minutes of each Committee meeting.


                                       A5

                              III. INDEMNIFICATION


     In the course of their service on the Committee, Committee members may be made a party to a legal action or other proceeding resulting in a personal economic loss to the member. In the event of any such loss resulting from their service on the Committee, Committee members are indemnified by the Company to the maximum extent provided under Delaware law or in accordance with any indemnification agreements between the Company and such Committee members.




                                       A6

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                              311 ENTERPRISE DRIVE
                          PLAINSBORO, NEW JERSEY 08536

         PROXY - Annual Meeting Of Stockholders - Tuesday, May 21, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stuart M. Essig and John B. Henneman, III as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of Integra LifeSciences Holdings Corporation (the "Company") held of record by the undersigned on April 16, 2002 at the Annual Meeting of Stockholders to be held on Tuesday, May 21, 2002 or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 2; FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; AND IN ACCORDANCE WITH THE PROXIES' JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

                                 |X| PLEASE MARK
                                    YOUR VOTE
                               AS IN THIS EXAMPLE

1. ELECTION OF                FOR all nominees                WITHHOLD
   DIRECTORS                  listed (except as               AUTHORITY
   NOMINEES:                    marked to the          To vote for all nominees
   ---------                   contrary below)              listed at left.
   Keith Bradley
   Richard E. Caruso                |_|                          |_|
   Stuart M. Essig
   Neal Moszkowski
   James M. Sullivan

To WITHHOLD AUTHORITY to vote for any individual nominee(s), print such nominee's name below:


----------------------------------------

                                                         FOR   AGAINST  ABSTAIN

2. Proposal to ratify the appointment of
   PricewaterhouseCoopers LLP as the Company's
   auditors for the current fiscal year.                 |_|     |_|      |_|

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN AND RETURN THE CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE (S)____________________________________________ DATE__________________
NOTE: (Executors, Administrators, etc. should give full title)